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EXHIBIT 16.1

                                             293 EISENHOWER PARKWAY, SUITE 290
                                             LIVINGSTON, NEW JERSEY 07039-1711
                                                                  973-994-9494
                                                             FAX: 973-994-1571
                                                             www.sobel-cpa.com
______________________________________________________________________________
______________________________________________________________________________
                                                             SOBEL & CO., LLC
                                  CERTIFIED PUBLIC ACCOUNTANTS and CONSULTANTS

Kenneth G. Hydock, Esq., CPA      Michael LaForge, CPA
Peter A. Levy, Esq.               Alan H. Rosenzweig, CPA
Alan D. Sobel, CPA, MST           Harold R. Sobel, CPA
Gerald H. Weissman, CPA           Elihu Katzman, CPA
Michael A. Delli Santi, CPA       William M. Tribus, Jr., CPA
Ahmet H. Erkal, CPA               Ronald G. Matan, CPA
_____________________________

Of Counsel:
Bernard Sobel, CPA, DABFA
George Rosenzweig, CPA








                                             Exhibit 16

United States Securities and
  Exchange Commission
Washington, D.C.  20549

Gentlemen:

We were previously principal accountants for Third Millennium Telecommunications, Inc. and on June 20, 2001, we reported on the financial statements of Third Millennium Telecommunications, Inc. as of and for the two years ended December 31, 2000. On July 29, 2002, we resigned as principal accountants of Third Millennium Telecommunications, Inc. We have read Third Millennium Telecommunications, Inc.'s statements included under Item 4 of its Form 8-K for July 29, 2002, and we agree with such statements.


                                   Very truly yours,



                                     /s/ Sobel & Co., LLC
                                   SOBEL & CO., LLC
                                   Certified Public Accountants

Livingston, New Jersey
August 1, 2002